UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: November 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Real Estate Investment Fund

(formerly AllianceBernstein Real Estate Investment Fund)

November 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 24, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the annual reporting period ended November 30, 2007. Prior to March 1, 2007, the Fund was named AllianceBernstein Real Estate Investment Fund. AllianceBernstein Global Real Estate Investment Fund, as its new name indicates, now has a global strategy. As the Fund still invests a large portion of its assets in U.S. securities, both the old U.S. benchmark, the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity Index, and the new global benchmark, the FTSE European Public Real Estate Association (EPRA) NAREIT Global Real Estate (RE) Index, will be referenced as points of comparison.

Investment Objective and Policies

This open-end Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts or REITs and other real estate industry companies, such as real estate operating companies or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”) and collateralized mortgage obligations (“CMOs”). The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities. The Fund may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared to its old domestic benchmark, the FTSE NAREIT Equity Index, as well as a comparison to the broad U.S. equity market, as represented by the S&P 500 Stock Index, for the six- and 12-month periods ended November 30, 2007. The table also shows the Fund’s performance compared to its new global benchmark, the FTSE EPRA NAREIT Global RE Index and the global equity market, as represented by the MSCI World Index for the same time frames.

Although the Fund and its old domestic index performed negatively, the

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

Fund’s Class A shares without sales charges outperformed the FTSE NAREIT Equity Index during the 12-month reporting period ended November 30, 2007. Outperformance versus the U.S. benchmark was driven by favorable security selection and a contribution from recently acquired foreign positions. The Fund’s Class A shares without sales charges underperformed the new global benchmark, the FTSE EPRA NAREIT Global RE Index over the same period. Underperformance versus the FTSE EPRA NAREIT Global RE Index was driven by a U.S.-only focus during the first six months of the review period, when U.S. real estate stocks underperformed global real estate stocks, as demonstrated by the 12-month returns of the old domestic benchmark, the FTSE NAREIT Equity Index.

During the first half of the reporting period, during which the Fund held primarily U.S. stocks, security selection contributed positively to performance, while sector selection modestly detracted. Security selection contributed across most sectors. In the retail sector, the Fund benefited from an overweight position in a premium mall owner that demonstrated strong earnings and also raised its growth forecast during the year-end earnings season. The Fund’s diversified property owners also performed ahead of the old domestic benchmark, the FTSE NAREIT Equity Index. Two strong contributing stocks were a diversified commercial developer and a real estate owner that houses data-storage equipment. Security selection in the lodging sector, one of the Fund’s largest overweights, also contributed positively. The Fund’s positions in Upscale, Upper-Upscale and Luxury properties have experienced strong revenue-per-average- room (RevPar) growth. In general, lodging fundamentals continued to be strong and were characterized by limited supply growth, robust overall demand and tight conditions in the major cities. From a historical perspective, top-line growth in lodging seems strong, although RevPar may see a deceleration from the high growth rates experienced over the last three years.

Weak sector contribution resulted from an underweight in timber-related REITs, which outperformed. These stocks were viewed by investors as less susceptible to the possibility of a detrimental asset valuation change and thus defensive.

Stock selection in the residential sector was a Fund detractor. The Fund’s exposure to attractively valued names and Sunbelt (South and Southwest regions of the U.S.) markets hurt performance. Investors’ uneasiness with residential owners stems from concern over new supply and condominiums being converted to rental units. While some condominium units (including units slated for condominium conversion) are likely to return to the market as rentals, more competition will occur at the higher-end Class A buildings that — due to their larger footprint and finish — compete more closely with condominium units. Class B apartments, where the Fund is positioned, tend to appeal to households looking for a lower price point and

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

more affordable living. They are less exposed to condominium conversions. In addition, job growth in many of the Sunbelt markets is healthy, and is expected to provide solid support to entry-level Class B apartments. The REIT Investment Policy Group’s (the “Group’s”) analysis of construction starts indicates that new construction is, for now, a potential threat in only a handful of markets. (In this context, “construction starts” refers to the timing that construction on a planned building breaks ground, or the time when the physical aspect of constructing a building begins.) In fact, multifamily starts are trending lower as the credit crisis has heightened risk aversion among developers. Meanwhile, apartments are the likely beneficiary of subprime concerns, as it will be more difficult for many households to successfully apply for mortgages. This suggests that there may be an upside for the more affordable apartments.

During the second half of the reporting period, although the Fund and the FTSE EPRA NAREIT Global RE Index performed negatively, the Fund’s Class A shares slightly outperformed this new global benchmark. Sector selection was a modest detractor, and the Fund’s performance during this recent period was driven by strong security selection in the global markets. The Fund’s underweight in residential, specifically Chinese residential developers, drove the negative contribution from sector selection.

Security selection in Hong Kong, the U.S. and Australia contributed meaningfully to Fund performance. In Hong Kong, the Fund benefited from investments in developers with exposure to residential markets. Strong economic and job growth, low inventory of apartments and strong demand provided fundamental support to investor optimism. In the U.S., the Fund benefited from holding a major hotel name that received an acquisition offer at a significant premium, and from good performance of some of its health care and retail investments. In Australia, the Fund enjoyed strong stock selection in names exposed to the office and residential markets.

Market Review and Investment Strategy

During the 12-month period ended November 30, 2007, the FTSE EPRA NAREIT Global RE Index returned 0.82%, underperforming the MSCI World Index return of 12.71%. The FTSE NAREIT Equity Index lagged the global indices during the period under review at -12.62%.

Overall, the global trading environment during this 12-month period was dominated by two strong trends. Earlier in the period under review, real estate privatizations provided support to public real estate market valuations. Later in this period, concerns over the impact of a credit cycle downturn on consumers, economic growth and real estate valuations have dominated sentiment in all Western world markets and contributed to high trading volatility.

Global REITs’ performance, as measured by the FTSE EPRA NAREIT Global RE Index, declined -9.05% during the six-month period ended November 30, 2007, lagging the

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

MSCI World Index at 0.40%, as the credit cycle and liquidity squeeze impacted investors’ view of the commercial real estate sector.

During the six-month period ended November 30, 2007, commercial real estate equity markets in North America and Western Europe have been in flux and experienced negative total returns. The FTSE EPRA NAREIT Global RE Index also posted a negative total return for this period, despite the better performance of Asian markets. The U.S. and global economies began to slow down under the weight of U.S. residential subprime mortgage defaults, which have impacted lenders and intermediaries’ balance sheets in North America and Europe. The global credit squeeze is constraining liquidity in the Western world’s global financial markets, and the costs of borrowing have increased across all sectors of the economy but specifically, real estate.

Anxiety has been pronounced in real estate equity markets as investors tried to re-price risk in an environment where credit markets had seized up. Real estate has always benefited from liquid debt markets, and cheap and plentiful debt contributed to the real estate bonanza of recent years. The ongoing credit troubles have severely impacted North America’s mortgage securitization activity, creating medium-term uncertainty. With real estate fundamentals still solid, the ongoing debate about real estate has become how to price risk in an environment where the cost of debt is uncertain. In contrast with the U.S. residential real estate markets, global commercial real estate fundamentals remain solid, and delinquencies in commercial real estate loans are at low historical levels.

The Group believes the Fund’s holdings are well positioned to withstand a period of turmoil. Stock selection emphasizes companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Fund’s global scope will allow the Group to uncover new opportunities as it focuses on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by spillover from the subprime crisis and niche segments where demand dynamics are unscathed.

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate (RE) Index, the unmanaged FTSE NAREIT Equity Index, the unmanaged Standard & Poor’s (S&P) 500 Stock Index, and the unmanaged Morgan Stanley Capital International (MSCI) World Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Global Real Estate Index (“FTSE EPRA/NAREIT Index”) is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. The FTSE NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities, which involve prepayment and credit risk. Prepayment risk is the risk that early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a fund to a lower rate of return upon reinvestment of principal. Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund (formerly AllianceBernstein Real Estate Investment Fund)
Class A	-8.78%	-5.27%

Class B	-9.21%	-6.13%

Class C	-9.16%	-5.98%

Advisor Class*	-8.66%	-4.72%

Class R*	-8.96%	-5.60%

Class K*	-8.80%	-5.28%

Class I*	-8.65%	-4.97%

New Benchmark: FTSE EPRA NAREIT Global RE Index	-9.05%	0.82%

Old Benchmark: FTSE NAREIT Equity Index	-14.23%	-12.62%

S&P 500 Stock Index	-2.33%	7.72%

MSCI World Index	0.40%	12.71%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/97 TO 11/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Fund Class A shares (from 11/30/97 to 11/30/07) as compared to the performance of the Fund’s old domestic benchmark, the FTSE NAREIT Equity Index, and the overall U.S. stock market, as represented by the S&P 500 Stock Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/31/99 TO 11/30/07

*	Performance for the Fund, the FTSE EPRA NAREIT Global RE Index and the MSCI World Index are shown as of 12/31/99, the inception date of the FTSE EPRA NAREIT Global RE Index. Prior to 12/31/99, performance data was not available for the FTSE EPRA NAREIT Global RE Index. Therefore, the time period indicated is from 12/31/99 to 11/30/07.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Real Estate Investment Fund Class A shares (from 12/31/99* to 11/30/07) as compared to the performance of the Fund’s new global benchmark, the FTSE EPRA NAREIT Global RE Index, and the overall global stock market, as represented by the MSCI World Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.27%	-9.29%
5 Years	22.19%	21.13%
10 Years	11.37%	10.89%

Class B Shares
1 Year	-6.13%	-9.53%
5 Years	21.29%	21.29%
10 Years(a)	10.73%	10.73%

Class C Shares
1 Year	-5.98%	-6.83%
5 Years	21.34%	21.34%
10 Years	10.60%	10.60%

Advisor Class Shares†
1 Year	-4.72%	-4.72%
5 Years	22.65%	22.65%
10 Years	11.75%	11.75%

Class R Shares†
1 Year	-5.60%	-5.60%
Since Inception*	16.33%	16.33%

Class K Shares†
1 Year	-5.28%	-5.28%
Since Inception*	16.66%	16.66%

Class I Shares†
1 Year	-4.97%	-4.97%
Since Inception*	17.03%	17.03%

The Fund’s total annual operating expense ratios are 1.22%, 1.96%, 1.93%, 0.92%, 1.50%, 1.18% and 0.87% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, per the prospectus, gross of any fee waivers or expense reimbursements.

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	-12.94%
5 Years	19.56%
10 Years	10.04%

Class B Shares
1 Year	-12.09%
5 Years	19.72%
10 Years(a)	9.89%

Class C Shares
1 Year	-10.27%
5 Years	19.77%
10 Years	9.75%

Advisor Class Shares†
1 Year	-8.82%
5 Years	21.05%
10 Years	10.89%

Class R Shares†
1 Year	-9.31%
Since Inception*	13.53%

Class K Shares†
1 Year	-9.04%
Since Inception*	13.84%

Class I Shares†
1 Year	-8.75%
Since Inception*	14.20%

*	Inception dates: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 5.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007		Ending Account Value November 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$911.80	$1,018.20	$6.57	$6.93
Class B	$1,000	$1,000	$907.86	$1,014.44	$10.14	$10.71
Class C	$1,000	$1,000	$908.42	$1,014.64	$9.95	$10.50
Advisor Class	$1,000	$1,000	$913.40	$1,019.65	$5.18	$5.47
Class R	$1,000	$1,000	$910.40	$1,016.95	$7.76	$8.19
Class K	$1,000	$1,000	$912.00	$1,018.25	$6.52	$6.88
Class I	$1,000	$1,000	$913.49	$1,020.16	$4.70	$4.96
*	Expenses are equal to the classes’ annualized expense ratios of 1.37%, 2.12%, 2.08%, 1.08%, 1.62%, 1.36% and 0.98%, respectively, multiplied by the average account value over the period, multiply by 183/365. (to reflect the one half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $279.4

*	All data are as of November 30, 2007. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Advisor. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS

November 30, 2007

Company	U.S. $ Value	Percent of Net Assets
Sun Hung Kai Properties Ltd.	$12,646,532	4.5%
Kerry Properties Ltd.	9,256,761	3.3
Westfield Group	8,895,652	3.2
NTT Urban Development Corp.	8,481,889	3.1
Hang Lung Properties Ltd.	8,466,707	3.0
Simon Property Group, Inc.	8,466,700	3.0
DB RREEF Trust	8,162,442	2.9
Unibail	8,027,647	2.9
Mirvac Group	6,996,959	2.5
Prologis	6,699,008	2.4
	$86,100,297	30.8%

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Equity: Other – 43.9%
Diversified/Specialty – 39.7%
Alexandria Real Estate Equities, Inc.	25,900	$2,544,157
British Land Co. PLC	167,300	3,159,078
Canadian Real Estate Investment Trust	95,986	2,847,091
DB RREEF Trust	4,580,201	8,162,442
Digital Realty Trust, Inc.	96,200	3,670,992
Entertainment Properties Trust	40,800	2,174,232
Fonciere Des Regions	8,912	1,233,360
Forest City Enterprises, Inc. – Class A	24,900	1,248,486
General Property Group	678,826	2,611,886
Hang Lung Properties Ltd.	1,837,000	8,466,707
Henderson Land Development Co., Ltd.	105,000	935,418
Keppel Land Ltd.	531,000	2,761,585
Kerry Properties Ltd.	1,014,480	9,256,761
Land Securities Group PLC	95,663	2,961,102
Lend Lease Corp. Ltd.	381,300	6,504,054
Mitsubishi Estate Co., Ltd.	184,000	4,975,828
Mitsui Fudosan Co., Ltd.	192,000	4,957,020
New World Development Co., Ltd.	1,686,116	6,481,522
Rayonier, Inc.	59,200	2,745,696
Stockland	240,800	1,924,466
Stockland – New(a)	6,880	53,044
Sumitomo Realty & Development	127,000	3,867,560
Sun Hung Kai Properties Ltd.	608,000	12,646,532
Tokyu Land Corp.	250,000	2,374,141
Unibail	35,571	8,027,647
Vornado Realty Trust	49,600	4,464,000

		111,054,807

Health Care – 4.2%
HCP, Inc.	63,207	2,114,274
Health Care REIT, Inc.	29,500	1,321,895
Nationwide Health Properties, Inc.	71,800	2,245,904
Omega Healthcare Investors, Inc.	104,900	1,696,233
Ventas, Inc.	96,696	4,215,946

		11,594,252

		122,649,059

Retail – 20.5%
Regional Mall – 10.1%
General Growth Properties, Inc.	124,100	5,763,204
Macerich Co.	29,700	2,306,205
Simon Property Group, Inc.	86,000	8,466,700
Taubman Centers, Inc.	51,300	2,746,089
Westfield Group	490,800	8,895,653

		28,177,851

Shopping Center/Other Retail – 10.4%
CapitaMall Trust	1,516,000	3,398,306
Citycon Oyj	719,428	4,248,338

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Hammerson PLC	124,700	$2,657,228
Kimco Realty Corp.	69,200	2,732,708
Klepierre	115,800	5,963,498
Liberty International PLC	125,300	2,925,487
New World Department Store China Ltd.(a)	17,428	19,855
Primaris Retail Real Estate Investment Trust	60,300	1,063,745
RioCan Real Estate Investment Trust	140,394	3,175,879
Tanger Factory Outlet Centers	65,502	2,758,289

		28,943,333

		57,121,184

Office – 16.4%
Allied Properties Real Estate Investment Trust	107,400	2,260,883
Beni Stabili SpA	1,460,000	1,837,323
Boston Properties, Inc.	29,100	2,864,022
Brookfield Properties Corp.	61,325	1,318,487
Cominar Real Estate Investment Trust	75,813	1,656,593
Derwent Valley Holdings PLC	120,594	3,728,090
Dundee Real Estate Investment Trust	31,801	1,158,568
Great Portland Estates PLC	274,045	2,819,252
Highwoods Properties, Inc.	66,500	2,110,045
ING Office Fund	1,519,480	2,270,499
IVG Immobilien AG	64,700	2,567,499
Japan Real Estate Investment Corp. – Class A	211	2,686,495
Nippon Building Fund, Inc. – Class A	125	1,808,222
Nomura Real Estate Office Fund, Inc. – Class A	251	2,607,457
Norwegian Property ASA	235,719	2,602,097
NTT Urban Development Corp.	4,205	8,481,889
SL Green Realty Corp.	8,050	836,395
Sponda OYJ	195,500	2,293,606

		45,907,422

Residential – 8.1%
Multi-Family – 7.3%
Apartment Investment & Management Co. – Class A	64,900	2,581,073
AvalonBay Communities, Inc.	13,100	1,302,664
Boardwalk Real Estate Investment Trust	74,858	3,392,742
Camden Property Trust	21,100	1,110,071
Canadian Apartment Properties	2	44
Equity Residential	31,600	1,175,836
Essex Property Trust, Inc.	6,200	643,188
Home Properties, Inc.	12,100	546,799
Mid-America Apartment Communities, Inc.	36,300	1,752,927
Mirvac Group	1,369,515	6,996,959
UDR, Inc.	44,400	978,132

		20,480,435

Self Storage – 0.8%
Public Storage	29,300	2,266,062

		22,746,497

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Lodging – 5.2%
Lodging – 5.2%
Ashford Hospitality Trust, Inc.	102,450	$792,963
DiamondRock Hospitality Co.	71,200	1,233,184
FelCor Lodging Trust, Inc.	127,600	2,234,276
Fonciere des Murs	25,397	845,638
Host Hotels & Resorts, Inc.	152,731	2,930,908
LaSalle Hotel Properties	27,472	1,021,958
Marriott International, Inc. – Class A	56,700	2,126,250
Starwood Hotels & Resorts Worldwide, Inc.	9,100	488,488
Strategic Hotels & Resorts, Inc.	94,465	1,729,654
Sunstone Hotel Investors, Inc.	49,000	1,136,800

		14,540,119

Industrial – 4.6%
Industrial Warehouse Distribution – 4.6%
AMB Property Corp.	29,500	1,804,220
Ascendas Real Estate Investment Trust	1,200,000	1,941,205
First Industrial Realty Trust, Inc.	26,800	978,736
Prologis	102,400	6,699,008
Segro PLC	141,562	1,282,322

		12,705,491

Total Common Stocks (cost $246,114,506)		275,669,772

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.7%
Time Deposit – 0.7%
The Bank of New York Mellon Corp. 3.50%, 12/03/07 (cost $2,110,000)	$2,110	2,110,000

Total Investments – 99.4% (cost $248,224,506)		277,779,772
Other assets less liabilities – 0.6%		1,615,554

Net Assets – 100.0%		$279,395,326

(a)	Non-income producing security.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2007

Assets
Investments in securities, at value (cost $248,224,506)	$277,779,772
Cash	7,288
Foreign cash, at value (cost $540,191)	548,403
Receivable for investment securities sold and foreign currency transactions	2,174,060
Receivable for capital stock sold	887,471
Dividends and interest receivable	558,961
Tax reclaim receivable	4,596

Total assets	281,960,551

Liabilities
Payable for capital stock redeemed	1,261,306
Payable for investment securities purchased and foreign currency transactions	773,915
Advisory fee payable	126,291
Distribution fee payable	119,730
Administrative fee payable	16,156
Transfer Agent fee payable	9,609
Accrued expenses	258,218

Total liabilities	2,565,225

Net Assets	$279,395,326

Composition of Net Assets
Capital stock, at par	$10,976
Additional paid-in capital	159,980,299
Undistributed net investment income	1,446,032
Accumulated net realized gain on investment and foreign currency transactions	88,389,622
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	29,568,397

$279,395,326

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$164,222,802	6,433,583	$25.53	*

B	$37,750,475	1,493,457	$25.28

C	$54,390,102	2,144,697	$25.36

Advisor	$6,471,857	254,316	$25.45

R	$2,470,998	97,052	$25.46

K	$9,028,891	354,637	$25.46

I	$5,060,201	198,506	$25.49

*	The maximum offering price per share for Class A shares was $26.66 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2007

Investment Income
Dividends (net of foreign withholding taxes of $455,833)	$8,176,241
Interest	243,875	$8,420,116

Expenses
Advisory fee (see Note B)	1,861,336
Distribution fee—Class A	612,119
Distribution fee—Class B	534,895
Distribution fee—Class C	644,678
Distribution fee—Class R	8,960
Distribution fee—Class K	8,962
Transfer agency—Class A	340,787
Transfer agency—Class B	112,611
Transfer agency—Class C	115,574
Transfer agency—Advisor Class	10,965
Transfer agency—Class R	4,383
Transfer agency—Class K	6,637
Transfer agency—Class I	5,089
Custodian	311,231
Registration	110,301
Administrative	93,241
Audit	88,833
Printing	81,806
Legal	60,295
Directors’ fees	36,858
Miscellaneous	18,360

Total expenses	5,067,921
Less: expense offset arrangement (see Note B)	(28,647)

Net expenses		5,039,274

Net investment income		3,380,842

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		93,400,705
Foreign currency transactions		(129,609)
Net change in unrealized appreciation/depreciation of: Investments		(115,845,108)
Foreign currency denominated assets and liabilities		13,131

Net loss on investment and foreign currency transactions		(22,560,881)

Net Decrease in Net Assets from Operations		$ (19,180,039)

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2007	Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,380,842	$1,454,098
Net realized gain on investment and foreign currency transactions	93,271,096	39,823,869
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(115,831,977)	54,369,696

Net increase (decrease) in net assets from operations	(19,180,039)	95,647,663
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,160,392)	(1,516,053)
Class B	(151,812)	(215,157)
Class C	(177,286)	(150,605)
Advisor Class	(86,870)	(61,420)
Class R	(14,724)	(1,337)
Class K	(27,591)	(927)
Class I	(62,018)	(33,305)
Net realized gain on investment and foreign currency transactions
Class A	(19,797,610)	– 0	–
Class B	(5,914,862)	– 0	–
Class C	(6,188,962)	– 0	–
Advisor Class	(589,771)	– 0	–
Class R	(59,853)	– 0	–
Class K	(35,532)	– 0	–
Class I	(390,685)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(34,886,707)	11,187,238
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	10,984	– 0	–

Total increase (decrease)	(89,713,730)	104,856,097
Net Assets
Beginning of year	369,109,056	264,252,959

End of year (including undistributed net investment income of $1,446,032 and undistributed net investment income of $0, respectively)	$279,395,326	$369,109,056

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Real Estate Investment Fund, Inc., was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Notes to Financial Statements

Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contract and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended November 30, 2007, such fees amounted to $93,241.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $266,918 for the year ended November 30, 2007.

For the year ended November 30, 2007, the Fund’s expenses were reduced by $28,647 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16,848 from the sale of Class A shares and received $3,549, $40,528 and $10,054 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2007.

Brokerage commissions paid on investment transactions for the year ended November 30, 2007, amounted to $610,237, none of which was paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,291,781, $2,025,453, $50,828 and $21,205 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$339,038,191	$395,486,412
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$252,697,924

Gross unrealized appreciation	$46,988,078
Gross unrealized depreciation	(21,906,230)

Net unrealized appreciation	$25,081,848

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class A
Shares sold	1,821,971	2,747,570	$49,901,548	$72,822,152

Shares issued in reinvestment of dividends and distributions	765,982	53,250	20,185,817	1,293,137

Shares converted from Class B	418,159	931,668	11,349,895	23,211,191

Shares redeemed	(3,995,440)	(2,158,868)	(106,940,521)	(55,176,658)

Net increase (decrease)	(989,328)	1,573,620	$(25,503,261)	$42,149,822

Class B
Shares sold	227,423	304,148	$6,264,296	$7,756,193

Shares issued in reinvestment of dividends and distributions	211,541	7,398	5,529,058	169,918

Shares converted to Class A	(421,674)	(938,674)	(11,349,895)	(23,211,191)

Shares redeemed	(736,239)	(786,856)	(19,510,355)	(19,474,587)

Net decrease	(718,949)	(1,413,984)	$(19,066,896)	$(34,759,667)

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class C
Shares sold	333,757	356,627	$9,119,054	$9,149,945

Shares issued in reinvestment of dividends and distributions	214,404	3,596	5,615,113	83,238

Shares redeemed	(705,611)	(429,363)	(18,421,795)	(10,634,469)

Net decrease	(157,450)	(69,140)	$(3,687,628)	$(1,401,286)

Advisor Class
Shares sold	179,017	170,624	$4,886,349	$4,361,681

Shares issued in reinvestment of dividends and distributions	17,888	2,166	470,046	52,935

Shares redeemed	(161,363)	(95,367)	(4,341,471)	(2,334,632)

Net increase	35,542	77,423	$1,014,924	$2,079,984

Class R
Shares sold	104,148	35,722	$2,806,947	$928,733

Shares issued in reinvestment of dividends and distributions	2,827	51	74,569	1,299

Shares redeemed	(32,313)	(16,014)	(840,538)	(411,748)

Net increase	74,662	19,759	$2,040,978	$518,284

Class K
Shares sold	402,930	11,328	$10,382,576	$304,276

Shares issued in reinvestment of dividends and distributions	2,352	31	61,539	781

Shares redeemed	(63,564)	(332)	(1,589,006)	(8,956)

Net increase	341,718	11,027	$8,855,109	$296,101

Class I
Shares sold	69,392	157,053	$1,852,713	$3,844,943

Shares issued in reinvestment of dividends and distributions	17,209	1,344	452,703	33,248

Shares redeemed	(32,241)	(62,371)	(845,349)	(1,574,191)

Net increase	54,360	96,026	$1,460,067	$2,304,000

During the period, the Fund received $10,984 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk — Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2007.

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$2,706,147	$1,454,098
Long-term capital gains	32,951,821	524,706

Total taxable distributions	35,657,968	1,978,804

Total distributions paid	$35,657,968	$1,978,804

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,975,843
Long-term capital gains	85,333,229
Unrealized appreciation/(depreciation)	25,094,979	(a)

Total accumulated earnings/(deficit)	$119,404,051

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the mark to market of passive foreign investment companies.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency and passive foreign investment companies resulted in a net increase in undistributed net investment income, and a net decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Fund’s financial statements.

Subsequent Event

On December 19, 2007, the Fund declared a capital gain distribution of $8.135 per share, of which $0.305 represented short term capital gains and $7.83 represented long term capital gains.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 30.00	$ 22.04	$ 19.15	$ 14.90	$ 11.52

Income From Investment Operations
Net investment income(a)	.35	.15	.32	.27	(b)	.37
Net realized and unrealized gain (loss) on investment transactions	(1.86)	8.06	2.87	4.50	3.53

Net increase (decrease) in net asset value from operations	(1.51)	8.21	3.19	4.77	3.90

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.25)	(.30)	(.52)	(.52)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.96)	(.25)	(.30)	(.52)	(.52)

Net asset value, end of period	$ 25.53	$ 30.00	$ 22.04	$ 19.15	$ 14.90

Total Return
Total investment return based on net asset value(c)	(5.27)%	37.50%	16.83%	32.70%	34.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$164,223	$222,701	$128,890	$88,162	$57,701
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.24%	1.20	%(d)	1.35%	1.31%	1.74%
Expenses, before waivers/ reimbursements	1.24%	1.20	%(d)	1.35%	1.55%	1.74%
Net investment income	1.29%	.59	%(d)	1.58%	1.67	%(b)	2.84%
Portfolio turnover rate	102%	49%	46%	39%	30%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 29.77	$ 21.84	$ 19.01	$ 14.84	$ 11.48

Income From Investment Operations
Net investment income(a)	.18	.12	.18	.20	(b)	.30
Net realized and unrealized gain (loss) on investment transactions	(1.92)	7.88	2.82	4.42	3.51

Net increase (decrease) in net asset value from operations	(1.74)	8.00	3.00	4.62	3.81

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.07)	(.17)	(.45)	(.45)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.75)	(.07)	(.17)	(.45)	(.45)

Net asset value, end of period	$ 25.28	$ 29.77	$ 21.84	$ 19.01	$ 14.84

Total Return
Total investment return based on net asset value(c)	(6.13)%	36.70%	15.89%	31.69%	34.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,750	$65,863	$79,207	$107,943	$106,147
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.98%	1.94	%(d)	2.05%	2.03%	2.47%
Expenses, before waivers/ reimbursements	1.98%	1.94	%(d)	2.06%	2.27%	2.47%
Net investment income	.65%	.47	%(d)	.91%	1.22	%(b)	2.40%
Portfolio turnover rate	102%	49%	46%	39%	30%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 29.81	$ 21.89	$ 19.03	$ 14.86	$ 11.49

Income From Investment Operations
Net investment income(a)	.13	.04	.18	.18	(b)	.29
Net realized and unrealized gain (loss) on investment transactions	(1.83)	7.95	2.85	4.44	3.53

Net increase (decrease) in net asset value from operations	(1.70)	7.99	3.03	4.62	3.82

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.07)	(.17)	(.45)	(.45)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(2.75)	(.07)	(.17)	(.45)	(.45)

Net asset value, end of period	$ 25.36	$ 29.81	$ 21.89	$ 19.03	$ 14.86

Total Return
Total investment return based on net asset value(c)	(5.98)%	36.57%	16.04%	31.65%	34.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,390	$68,638	$51,900	$56,543	$47,698
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.96%	1.91	%(d)	2.04%	2.02%	2.46%
Expenses, before waivers/ reimbursements	1.96%	1.91	%(d)	2.04%	2.26%	2.46%
Net investment income	.48%	.16	%(d)	.91%	1.11	%(b)	2.31%
Portfolio turnover rate	102%	49%	46%	39%	30%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 29.84	$ 21.91	$ 19.04	$ 14.83	$ 11.48

Income From Investment Operations
Net investment income(a)	.37	.25	.29	.32	(b)	.40
Net realized and unrealized gain (loss) on investment transactions	(1.71)	8.00	2.94	4.47	3.53

Net increase (decrease) in net asset value from operations	(1.34)	8.25	3.23	4.79	3.93

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.32)	(.36)	(.58)	(.58)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(3.05)	(.32)	(.36)	(.58)	(.58)

Net asset value, end of period	$ 25.45	$ 29.84	$ 21.91	$ 19.04	$ 14.83

Total Return
Total investment return based on net asset value(c)	(4.72)%	37.98%	17.17%	33.07%	35.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,472	$6,528	$3,097	$159,321	$102,135
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.96%	.90	%(d)	.95%	1.00%	1.44%
Expenses, before waivers/ reimbursements	.96%	.90	%(d)	.95%	1.25%	1.44%
Net investment income	1.37%	1.00	%(d)	1.54%	1.97	%(b)	3.17%
Portfolio turnover rate	102%	49%	46%	39%	30%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,			March 1, 2005(e) to November 30, 2005
	2007	2006

Net asset value, beginning of period	$ 29.97	$ 22.01		$ 18.97

Income From Investment Operations
Net investment income (loss)(a)	.06	(.22	)†	.39
Net realized and unrealized gain (loss) on investment transactions	(1.66)	8.38		2.81

Net increase (decrease) in net asset value from operations	(1.60)	8.16		3.20

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.20)		(.16)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(2.91)	(.20)		(.16)

Net asset value, end of period	$ 25.46	$ 29.97		$ 22.01

Total Return
Total investment return based on net asset value(c)	(5.60)%	37.27%		16.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,471	$671		$58
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.56%	1.48	%(d)	1.69	%(f)
Expenses, before waivers/ reimbursements	1.56%	1.48	%(d)	1.70	%(f)
Net investment income (loss)	.21%	(.81	)%(d)	2.89	%(f)
Portfolio turnover rate	102%	49%		46%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,			March 1, 2005(e) to November 30, 2005
	2007	2006

Net asset value, beginning of period	$ 29.96	$ 22.03		$ 18.97

Income From Investment Operations
Net investment income (loss)(a)	(.36 )†	(.07	)†	.38
Net realized and unrealized gain (loss) on investment transactions	(1.15)	8.28		2.87

Net increase (decrease) in net asset value from operations	(1.51)	8.21		3.25

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.28)		(.19)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(2.99)	(.28)		(.19)

Net asset value, end of period	$ 25.46	$ 29.96		$ 22.03

Total Return
Total investment return based on net asset value(c)	(5.28)%	37.55%		17.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,029	$387		$42
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.34%	1.16	%(d)	1.37	%(f)
Expenses, before waivers/ reimbursements	1.34%	1.16	%(d)	1.37	%(f)
Net investment income (loss)	(1.46)%	(.30	)%(d)	2.72	%(f)
Portfolio turnover rate	102%	49%		46%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,			March 1, 2005(e) to November 30, 2005
	2007	2006

Net asset value, beginning of period	$ 29.97	$ 22.01		$ 18.97

Income From Investment Operations
Net investment income(a)	.36	.21		.53
Net realized and unrealized gain (loss) on investment transactions	(1.78)	8.08		2.76

Net increase (decrease) in net asset value from operations	(1.42)	8.29		3.29

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.33)		(.25)
Distributions from net realized gain on investment and foreign currency transactions	(2.68)	– 0	–	– 0	–

Total dividends and distributions	(3.06)	(.33)		(.25)

Net asset value, end of period	$ 25.49	$ 29.97		$ 22.01

Total Return
Total investment return based on net asset value(c)	(4.97)%	38.04%		17.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,060	$4,321		$1,059
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.91%	.86	%(d)	1.15	%(f)
Expenses, before waivers/ reimbursements	.91%	.86	%(d)	1.15	%(f)
Net investment income	1.34%	.81	%(d)	4.03	%(f)
Portfolio turnover rate	102%	49%		46%

†	Due to the timing of sales and repurchases of capital shares, the net investment income per share is not in accord with the Fund’s change in net investment income for the period.

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser and Transfer Agent.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of distribution.

(f)	Annualized.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Real Estate Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Real Estate Investment Fund, Inc., (formerly, AllianceBernstein Real Estate Investment Fund, Inc.) (the “Fund”), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Real Estate Investment Fund, Inc. at November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2008

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 15.13% as qualified dividend income for the ordinary income distributed in the fiscal year, which is taxed at a maximum rate of 15%.

The Fund designates $32,951,821 from distribution paid in the fiscal year ended November 30, 2007 as capital gain dividend.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Teresa L. Marziano, Senior Vice President

Joseph G. Paul, Senior Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2)	The management of and investment decisions for the Fund’s portfolio are made by the Adviser’s REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa L. Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS+, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,** 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since prior to 2003 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of the Adviser, from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein and Co., LLC) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #*** Chairman of the Board 75 (1996)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of The Fund

NAME, ADDRESS+, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
David H. Dievler, # 78 (1996)	Independent Consultant. Until December 1994 he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”), responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 65 (1996)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 70 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors), and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

Management of the Fund

NAME, ADDRESS+, AGE (FIRST YEAR ELECTED*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, US Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Govenors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	103	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	103	None

+	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

*	There is no stated term of office for the Fund’s Directors.

**	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Teresa L. Marziano 53	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2003.

Joseph G. Paul 47	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2003.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	On March 1, 2007, the Fund began pursuing global investment strategies, and accordingly, the series was renamed “Global Real Estate Investment Fund, Inc.” Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

FUND ADVISORY FEES, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$ 387.1	Global Real Estate Investment Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $94,720 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year
Global Real Estate Investment Fund, Inc.	Class A Class B Class C Class R Class K Class I Adv. Class	1.20% 1.94% 1.91% 1.48% 1.16% 0.86% 0.90%	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[5]	$387.1	Domestic REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum account size: $10m	0.519%[6]	0.550%

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	The Fund’s investment guidelines are not as restrictive as that of the institutional strategy. The Fund may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and primarily in equities of U.S. REITS and other U.S. real estate industry companies.

6	Assumes 50 bp on the balance.

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:7

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Global Real Estate Investment Fund, Inc.[8]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.55%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for U.S. Real Estate Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee
U.S. Real Estate Portfolio
Class A9	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	It should be noted that the Fund’s investment guidelines are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

9	Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[12]	Lipper Group Median	Rank
Global Real Estate Investment Fund, Inc.	0.550	0.834	1/15

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Real Estate Investment Fund, Inc.	1.200	1.304	4/15	1.452	6/42

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.15 During the Fund’s most recently completed fiscal year,

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

ABI received from the Fund $13,504, $1,756,654 and $54,699 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $255,417 in fees from the Fund.16

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $18,272 under the offset agreement between the Fund and ABIS.

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in the less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended December 31, 2006.19

Global Real Estate Investment Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	34.60	35.29	35.52	10/15	26/46
3 year	26.52	26.74	26.45	9/13	17/35
5 year	23.62	23.88	23.71	8/8	13/22
10 year[20]	13.90	15.04	15.91	6/6	9/11

17	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

18	The Fund’s PG is identical to its respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The Fund’s 10 year return was provided by Lipper.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending December 31, 2006 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 year (%)		Volatility (%)	Sharpe (%)
Global Real Estate Investment Fund, Inc.	34.60	26.52	23.62	N/A	15.60	14.33	1.39	5
NAREIT Equity Index	35.06	25.85	23.2	N/A	16.04	14.16	1.38	5
Inception Date: September 30, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

23	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RE-0151-1107

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2006	$52,500	$5,496	$24,750
2007	$55,500	$5,335	$26,075

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

2006	$1,061,568	$161,761
		$(137,011)
		$(24,750)

2007	$900,732	$150,930
		$(124,855)
		$(26,075)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: January 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: January 29, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: January 29, 2008